SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 24, 2002
(Date of earliest event reported)

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H.T.E., INC.
(Exact name of registrant as specified in its charter)

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Florida (State or other jurisdiction of incorporation or organization)	0-22657 (Commission File Number)	59-2133858 (IRS Employer Identification No.)

1000 Business Center Drive
Lake Mary, Florida 32746
(Address of principal executive offices, zip code)

(407) 304-3235
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On September 24, 2002, HTE, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No	Item

99.1	Press Release dated September 24, 2002.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

H.T.E., INC. (Registrant)

Date: September 25, 2002	By: /s/ Susan Falotico

Chief Financial Officer

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